UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
 (Address of principal executive offices) (Zip code)

Adam W. Smith
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
 (Name and address of agent for service)

(414) 765-6115
Registrant's telephone number, including area code

Date of fiscal year end: February 28, 2018

Date of reporting period:  August 31, 2017

Item 1. Reports to Stockholders.

Semi-Annual Report

Dearborn Partners Rising Dividend Fund

Class A Shares
DRDAX

Class C Shares
DRDCX

Class I Shares
DRDIX

August 31, 2017

Investment Adviser

Dearborn Partners, L.L.C.
200 West Madison Street
Suite 1950
Chicago, IL 60606

Phone: (888) 983-3380

Table of Contents

LETTER TO SHAREHOLDERS	3

EXPENSE EXAMPLE	6

INVESTMENT HIGHLIGHTS	8

SCHEDULE OF INVESTMENTS	10

STATEMENT OF ASSETS AND LIABILITIES	13

STATEMENT OF OPERATIONS	14

STATEMENTS OF CHANGES IN NET ASSETS	15

FINANCIAL HIGHLIGHTS	16

NOTES TO FINANCIAL STATEMENTS	19

BASIS FOR TRUSTEES’ APPROVAL OF
INVESTMENT ADVISORY AGREEMENT	28

NOTICE OF PRIVACY POLICY & PRACTICES	32

ADDITIONAL INFORMATION	33

Greetings from Dearborn Partners, LLC,
Adviser to the Dearborn Partners Rising Dividend Fund (the “Fund“).

On April 10th, 2013 the Dearborn Partners Rising Dividend Fund was launched to provide investors with a relatively defensive equity investment diversified across a multitude of sectors in companies that are anticipated to consistently increase their dividends over time. Patient investors looking to outpace inflation should benefit from participating in what we believe is the long-term wealth-building potential offered by what we consider to be great businesses, while receiving an income stream with potential growth over time.

For the six months ended August 31st, 2017 (the midpoint of the Fund’s fiscal year), the total returns of the S&P 500 and the Fund’s Class I shares were 5.65% and 4.39%, respectively. The Fund’s overall lower risk profile led to modest underperformance relative to our consistently appreciating benchmark. However there were plenty of bright spots.

We outperformed the S&P 500 in the Consumer Discretionary, Energy and Utilities sectors. Our greatest relative sector performance was in Consumer Discretionary. Despite the sector being up nearly 5% in the S&P 500, we outperformed that sector by more than 11% during the time period. We continue to maintain the valuation and stock selection disciplines that formed the basis of our strategy, as we believe that over time, such disciplines can offer attractive total return potential when equity market risk is considered.

A few specific companies in our Fund stand out as worth mentioning for the year. Our greatest performance contributor was McDonald’s Corp. (MCD). The company has continued on its path of improving profitability through refranchising company stores and optimizing the menu. Our second best performing stock was medical supply company Steris Plc (STE). The company has shuffled some of its underlying business mix and integrated acquired companies to drive higher profits. Our third best performer was apparel maker VF Corp. (VFC).  After a warmer than expected winter and softness in some retail channels had hurt earnings and the stock, the company’s stated commitment to future profit growth helped the shares.

Our worst performing stock was food company JM Smucker Co. (SJM). Unfortunately, secular shifts in consumer preferences and competition have negatively affected the sales and profits for all of Smuckers’ business segments. We view the challenges faced by Smuckers as more than temporary and subsequently sold the stock. Our second worst performing stock was technology company International Business Machines (IBM) as continued declining revenue from legacy businesses hurt share performance. Midstream energy operator Magellan Midstream Partners (MMP) was another laggard as the broader Energy sector was under pressure from commodity prices failing to demonstrate a sustained recovery.

We believe the Fund has been very tax efficient. Annualized turnover since inception has averaged 11.8%, and was 11.7% for the twelve months ended August 31, 2017. Capital gains paid have been minimal.

We continue to believe that the companies in our Fund are generally financially strong, well-managed, defensive businesses with products or services that people patronize regardless of the economic or financial environment and capable of consistently increasing dividends. History has shown that rising dividends have tended to cushion the fall of stock prices in challenging markets. This entire fiscal period, stock prices have generally moved upward with no pullbacks. Typically, nothing goes up forever, however. When this uptrend ends, it is our hope that a relatively conservative, defensive strategy such as ours should continue to offer rising dividends and ballast to investment portfolios.

We maintain our conviction that a path to long-term wealth building can be accomplished through properly diversified portfolios of stocks of good quality companies that offer the potential to increase dividends consistently over time. We believe our Fund exemplifies those characteristics and, over the long term, offers the potential to provide attractive returns with modified risk.

Thank you for your interest in the Dearborn Partners Rising Dividend Fund. Please feel free to contact us at any time.

Sincerely,

Carol M. Lippman, CFA	Michael B. Andelman
Portfolio Manager	Portfolio Manager

Past performance does not guarantee future results.

Opinions expressed are those of Dearborn Partners, LLC and are subject to change, are not guaranteed, and should not be considered investment advice.

Mutual Fund investing involves risk. Principal loss is possible. The Fund’s strategy of investing in dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. In addition, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future or the anticipated acceleration of dividends could not occur. The Fund may invest in foreign securities and ADRs, which involve political, economic and currency risks, greater volatility and differences in accounting methods. Medium- and small-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Investments in REIT securities involve risks such as declines in the value of real estate and increased susceptibility to adverse economic regulatory expenses. The Fund may invest in MLPs, which can be negatively influenced when interest rates rise. These investments also entail many of the general tax risks of investing in a partnership. There is always the risk that an MLP will fail to qualify for favorable tax treatments.

Diversification does not guarantee a profit or protect from loss in a declining market.

The S&P 500 Index is a stock market index based on the market capitalizations of 500 leading companies publicly traded in the U.S. stock market, as determined by Standard & Poor’s. It is not possible to invest directly in an index.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of Fund holdings please refer to the Schedule of Investments included in this report.

This report is intended for shareholders in the Dearborn Partners Rising Dividend Fund and may not be used as literature unless preceded or accompanied by a current prospectus.

Dearborn Partners is the adviser of the Dearborn Partners Rising Dividend Fund, which is distributed by Quasar Distributors, LLC.

The tax information contained herein is general in nature, is provided for informational purposes only, and should not be construed as legal or tax advice. Dearborn Partners, LLC, does not provide legal or tax advice and cannot guarantee that such information is accurate, complete, or timely. Laws of a particular state or laws which may be applicable to a particular situation may have an impact on the applicability, accuracy, or completeness of such information. Federal and state laws and regulations are complex and are subject to change. Changes in such laws and regulations may have a material impact on pre- and/or after-tax investment results. Always consult an attorney or tax professional regarding your specific legal or tax situation.

Dearborn Partners Rising Dividend Fund
Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including management fees, distribution (12b-1) and service fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/2017 - 8/31/2017).

Actual Expenses

The first lines of the following tables provide information about actual account values and actual expenses. If you purchase Class A shares of the Fund you will pay an initial sales charge of up to 5.00% when you invest. Class A shares are also subject to a 1.00% contingent deferred sales charge for purchases made at the $500,000 breakpoint which are redeemed within twelve months of purchase. A 1.00% contingent deferred sales charge is imposed on Class C shares redeemed within twelve months of purchase. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment for all share classes, at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. Individual retirement accounts (“IRAs”) will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of exchange-traded funds (“ETFs”) or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the direct expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes, but is not limited to, management fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second lines of the following tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the

Dearborn Partners Rising Dividend Fund
Expense Example (Continued)
(Unaudited)

table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second lines of the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Class A
			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	March 1, 2017 -
	March 1, 2017	August 31, 2017	August 31, 2017*
Actual**	$1,000.00	$1,042.50	$6.95
Hypothetical (5% return
before expenses)	$1,000.00	$1,018.40	$6.87

*	Expenses are equal to the Fund’s annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Class C
			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	March 1, 2017 -
	March 1, 2017	August 31, 2017	August 31, 2017*
Actual**	$1,000.00	$1,038.20	$10.79
Hypothetical (5% return
before expenses)	$1,000.00	$1,014.62	$10.66

*	Expenses are equal to the Fund’s annualized expense ratio of 2.10%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Class I
			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	March 1, 2017 -
	March 1, 2017	August 31, 2017	August 31, 2017*
Actual**	$1,000.00	$1,043.90	$5.67
Hypothetical (5% return
before expenses)	$1,000.00	$1,019.66	$5.60

*	Expenses are equal to the Fund’s annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**	The expense information in the table has been restated to reflect current fees effective May 1, 2017.

Dearborn Partners Rising Dividend Fund
Investment Highlights
(Unaudited)

The Fund seeks current income, rising income over time, and long-term capital appreciation.  Under normal market conditions, the Fund invests at least 80% of its net assets in the equity securities of companies that pay current dividends and that the Fund’s portfolio managers believe have the potential to increase their dividends with regularity.  The Fund’s allocation of portfolio holdings as of August 31, 2017 was as follows:

Portfolio Allocation
(% of Investments)

Average Annual Returns as of August 31, 2017

	One	Three	Since Inception
	Year	Year	(4/10/13)
Dearborn Partners Rising Dividend Fund
Class A (with sales charge)	3.58%	4.91%	7.45%
Class A (without sales charge)	9.03%	6.73%	8.72%
Class C (with sales charge)	7.25%	5.90%	7.89%
Class C (without sales charge)	8.25%	5.90%	7.89%
Class I	9.30%	6.98%	8.98%
S&P 500 Total Return Index	16.23%	9.54%	12.96%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (888) 983-3380.

Continued

Dearborn Partners Rising Dividend Fund
Investment Highlights (Continued)
(Unaudited)

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The S&P 500 Total Return Index is a stock market index based on the market capitalization of 500 leading companies publicly traded in the U.S. stock market, as determined by Standard & Poors. You cannot invest directly in an index.

Growth of $10,000 Investment(1)

(1)	The minimum investment for Class I is $500,000.
(2)	The Fund commenced operations on April 10, 2013.

Dearborn Partners Rising Dividend Fund

Schedule of Investments

August 31, 2017 (Unaudited)

	Shares	Value

COMMON STOCKS – 88.13%

Air Freight & Logistics – 2.47%
United Parcel Service, Inc. – Class B	44,282	$5,064,090

Banks – 1.87%
Glacier Bancorp, Inc.	115,555	3,837,582

Beverages – 2.37%
The Coca-Cola Co.	107,039	4,875,626

Biotechnology – 2.03%
Gilead Sciences, Inc.	49,700	4,160,387

Chemicals – 2.11%
Air Products & Chemicals, Inc.	29,786	4,329,991

Commercial Services & Supplies – 2.65%
Republic Services, Inc.	83,500	5,447,540

Diversified Telecommunication Services – 4.31%
AT&T, Inc.	124,105	4,648,973
Verizon Communications, Inc.	87,629	4,203,563
		8,852,536

Electric Utilities – 7.54%
Fortis, Inc. (a)	118,200	4,323,756
NextEra Energy, Inc.	38,779	5,836,627
Xcel Energy, Inc.	107,673	5,329,814
		15,490,197

Food & Staples Retailing – 2.25%
CVS Health Corp.	59,750	4,621,065

Health Care Equipment & Supplies – 5.70%
Becton Dickinson and Co.	28,008	5,585,916
Steris PLC (a)	70,263	6,124,123
		11,710,039

Hotels, Restaurants & Leisure – 4.54%
McDonald’s Corp.	32,793	5,245,896
Starbucks Corp.	74,230	4,072,258
		9,318,154

Household Products – 2.28%
Kimberly-Clark Corp.	37,911	4,674,047

The accompanying notes are an integral part of these financial statements.

Dearborn Partners Rising Dividend Fund

Schedule of Investments (Continued)

August 31, 2017 (Unaudited)

	Shares	Value

Industrial Conglomerates – 2.58%
3M Co.	25,893	$5,290,458

Insurance – 7.59%
Arthur J. Gallagher & Co.	97,870	5,666,673
Assurant, Inc.	55,542	5,259,272
The Travelers Companies, Inc.	38,404	4,653,797
		15,579,742

IT Services – 8.05%
International Business Machines Corp.	30,000	4,290,900
Jack Henry & Associates, Inc.	53,823	5,547,537
MasterCard, Inc. – Class A	50,252	6,698,591
		16,537,028

Machinery – 2.74%
Illinois Tool Works, Inc.	40,948	5,630,759

Oil, Gas & Consumable Fuels – 6.24%
Chevron Corp.	40,548	4,363,776
ONEOK, Inc.	57,580	3,118,533
Royal Dutch Shell PLC – ADR	94,196	5,334,319
		12,816,628

Pharmaceuticals – 7.21%
Johnson & Johnson	39,124	5,178,844
Merck & Co, Inc.	77,920	4,975,971
Novartis AG – ADR	55,178	4,650,954
		14,805,769

Semiconductors & Semiconductor Equipment – 7.97%
Analog Devices, Inc.	72,499	6,065,991
QUALCOMM, Inc.	79,909	4,176,843
Xilinx, Inc.	92,662	6,121,252
		16,364,086

Technology Hardware, Storage & Peripherals – 3.53%
Apple, Inc.	44,222	7,252,408

Textiles, Apparel & Luxury Goods – 2.10%
VF Corp.	68,571	4,311,059
TOTAL COMMON STOCKS (Cost $148,997,969)		180,969,191

The accompanying notes are an integral part of these financial statements.

Dearborn Partners Rising Dividend Fund

Schedule of Investments (Continued)

August 31, 2017 (Unaudited)

	Shares	Value
MASTER LIMITED PARTNERSHIPS – 2.24%
Magellan Midstream Partners, L.P.	68,237	$4,598,491
TOTAL MASTER LIMITED PARTNERSHIPS (Cost 3,974,091)		4,598,491

REAL ESTATE INVESTMENT TRUSTS – 8.88%
American Tower Corp.	20,950	3,101,648
Digital Realty Trust, Inc.	48,000	5,680,320
Realty Income Corp.	81,449	4,688,204
Welltower, Inc.	64,866	4,749,489
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $14,720,941)		18,219,661

SHORT-TERM INVESTMENTS – 0.19%
Fidelity Investments Money Market Funds –
Government Portfolio – Class I, 0.890% (b)	396,746	396,746
TOTAL SHORT-TERM INVESTMENTS (Cost $396,746)		396,746
Total Investments (Cost $168,089,777) – 99.44%		204,184,089
Other Assets in Excess of Liabilities – 0.56%		1,156,431
TOTAL NET ASSETS – 100.00%		$205,340,520

ADR – American Depositary Receipt
(a)	Foreign issued security.
(b)	Seven day yield as of August 31, 2017.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Dearborn Partners Rising Dividend Fund

Statement of Assets and Liabilities

August 31, 2017 (Unaudited)

Assets
Investments, at value (cost $168,089,777)	$204,184,089
Dividends and interest receivable	520,625
Receivable for Fund shares sold	509,348
Investment securities sold	7,132,561
Other assets	25,497
Total assets	212,372,120
Liabilities
Payable for Fund shares redeemed	479,955
Payable to Adviser	143,671
Payable to affiliates	63,660
Payable for distribution fees	140,910
Payable for investments purchased	6,186,751
Accrued expenses and other liabilities	16,653
Total liabilities	7,031,600
Net Assets	$205,340,520
Net assets consist of:
Paid-in capital	$170,331,647
Accumulated undistributed net investment income	45,688
Accumulated net realized loss	(1,131,485)
Net unrealized appreciation on:
Investments in securities	36,094,312
Foreign currency translation	358
Net assets	$205,340,520
Class A Shares:
Net assets	$70,013,021
Shares of beneficial interest issued and outstanding
(unlimited number of shares authorized $0.001 par value)	5,106,499
Net asset value and redemption price per share(2)	$13.71
Maximum offering price per share ($13.71/0.95)(1)	$14.43
Class C Shares:
Net assets	$76,752,646
Shares of beneficial interest issued and outstanding
(unlimited number of shares authorized $0.001 par value)	5,625,430
Net asset value, offering price and redemption price per share(2)	$13.64
Class I Shares:
Net assets	$58,574,853
Shares of beneficial interest issued and outstanding
(unlimited number of shares authorized $0.001 par value)	4,264,965
Net asset value, offering price and redemption price per share	$13.73

(1)	Reflects a maximum sales charge of 5.00%.
(2)
A contingent deferred sales charge (“CDSC”) of 1.00% may be charged on shares redeemed within one year of purchase.  The CDSC on Class A shares is applied only to purchases of $500,000 or more that are redeemed within 12 months of purchase.  Redemption price per share is equal to net asset value less any redemption or CDSC fees.

The accompanying notes are an integral part of these financial statements.

Dearborn Partners Rising Dividend Fund

Statement of Operations

Six Months Ended August 31, 2017 (Unaudited)

Investment Income
Dividend income(1)	$2,829,218
Interest Income	4,957
Total Investment Income	2,834,175

Expenses
Management fees	875,371
Distribution fees – Class C	393,301
Administration fees	102,622
Distribution fees – Class A	88,589
Transfer agent fees and expenses	84,241
Federal and state registration fees	26,350
Custody fees	10,572
Reports to shareholders	10,489
Audit and tax fees	8,895
Legal fees	8,464
Chief Compliance Officer fees	6,072
Trustees’ fees	3,354
Pricing fees	1,104
Other expenses	22,215
Total Expenses	1,641,639
Less waivers by Adviser (Note 4)	(7,896)
Net Expenses	1,633,743

Net Investment Income	1,200,432

Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments	2,594,684
Net change in unrealized appreciation on:
Investments	4,526,216
Foreign currency translation	358

Net Realized and Unrealized Gain on Investments	7,121,258
Net Increase in Net Assets from Operations	$8,321,690

(1)	Net of $28,524 in foreign withholding taxes and fees.

The accompanying notes are an integral part of these financial statements.

Dearborn Partners Rising Dividend Fund

Statements of Changes in Net Assets

	Six Months Ended
	August 31, 2017	Year Ended
	(Unaudited)	February 28, 2017
From Operations
Net investment income	$1,200,432	$1,829,481
Net realized gain (loss) on investments	2,594,684	(1,031,261)
Net change in unrealized appreciation on:
Investments	4,526,216	27,002,469
Foreign currency translation	358
Net increase in net assets from operations	8,321,690	27,800,689

From Distributions
Net investment income – Class A	(630,071)	(577,076)
Net investment income – Class C	(367,141)	(167,415)
Net investment income – Class I	(581,944)	(491,651)
Net decrease in net assets
resulting from distributions paid	(1,579,156)	(1,236,142)

From Capital Share Transactions
Proceeds from shares sold – Class A	4,923,511	15,275,732
Proceeds from shares sold – Class C	3,627,405	17,335,098
Proceeds from shares sold – Class I	7,347,919	23,549,231
Net asset value of shares issued to shareholders
in payment of distributions declared – Class A	532,301	497,042
Net asset value of shares issued to shareholders
in payment of distributions declared – Class C	329,787	149,190
Net asset value of shares issued to shareholders
in payment of distributions declared – Class I	523,211	450,872
Payments for shares redeemed – Class A	(8,201,178)	(15,542,702)
Payments for shares redeemed – Class C	(9,740,702)	(15,284,419)
Payments for shares redeemed – Class I	(5,521,541)	(7,529,187)
Net increase (decrease) in net assets
from capital share transactions	(6,179,287)	18,900,857
Total Increase in Net Assets	563,247	45,465,404

Net Assets
Beginning of period	$204,777,273	$159,311,869
End of period	$205,340,520	$204,777,273
Undistributed Net Investment Income	$45,688	$424,412

The accompanying notes are an integral part of these financial statements.

Dearborn Partners Rising Dividend Fund – Class A

Financial Highlights

Per share Data for a Share Outstanding Throughout Each Period

	Six Months	Year	Year	Year
	Ended	Ended	Ended	Ended	Period
	August 31,	February	February	February	Ended
	2017	28,	29,	28,	February 28,
	(Unaudited)	2017	2016	2015	2014(1)
Net Asset Value,
Beginning of Period	$13.27	$11.44	$12.38	$10.87	$10.00
Income from investment operations:
Net investment income(2)	0.09	0.15	0.16	0.20	0.11
Net realized and unrealized
gain (loss) on investments	0.47	1.79	(0.95)	1.50	0.81
Total from investment operations	0.56	1.94	(0.79)	1.70	0.92
Less distributions paid:
From net investment income	(0.12)	(0.11)	(0.15)	(0.19)	(0.05)
Total distributions paid	(0.12)	(0.11)	(0.15)	(0.19)	(0.05)
Net Asset Value, End of Period	$13.71	$13.27	$11.44	$12.38	$10.87
Total Return(3)(4)	4.25%	17.02%	(6.41)%	15.74%	9.25%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$70,013	$70,449	$60,633	$52,691	$18,051
Ratio of expenses to average net assets:
Before waivers and
reimbursements of expenses(5)	1.38%	1.37%	1.40%	1.49%	2.11%
After waivers and
reimbursement of expenses(5)	1.37%	1.40%	1.43%	1.50%	1.50%
Ratio of net investment income
to average net assets:
Before waivers and
reimbursement of expenses(5)	1.37%	1.25%	1.33%	1.73%	0.62%
After waivers and
reimbursement of expenses(5)	1.38%	1.22%	1.30%	1.72%	1.23%
Portfolio turnover rate(4)	6.08%	5.07%	18.19%	9.76%	13.41%

(1)	The Fund commenced operations on April 10, 2013.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)
Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.  Excludes the effect of applicable sales charges.

(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

Dearborn Partners Rising Dividend Fund – Class C

Financial Highlights

Per share Data for a Share Outstanding Throughout Each Period

	Six Months	Year	Year	Year
	Ended	Ended	Ended	Ended	Period
	August 31,	February	February	February	Ended
	2017	28,	29,	28,	February 28,
	(Unaudited)	2017	2016	2015	2014(1)
Net Asset Value,
Beginning of Period	$13.20	$11.39	$12.33	$10.83	$10.00
Income from investment operations:
Net investment income(2)	0.04	0.06	0.07	0.11	0.04
Net realized and unrealized
gain (loss) on investments	0.46	1.78	(0.95)	1.50	0.81
Total from investment operations	0.50	1.84	(0.88)	1.61	0.85
Less distributions paid:
From net investment income	(0.06)	(0.03)	(0.06)	(0.11)	(0.02)
Total distributions paid	(0.06)	(0.03)	(0.06)	(0.11)	(0.02)
Net Asset Value, End of Period	$13.64	$13.20	$11.39	$12.33	$10.83
Total Return(3)(4)	3.82%	16.14%	(7.13)%	14.92%	8.47%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$76,753	$79,949	$66,891	$56,271	$23,798
Ratio of expenses to average net assets:
Before waivers and
reimbursements of expenses(5)	2.13%	2.12%	2.15%	2.24%	2.87%
After waivers and
reimbursement of expenses(5)	2.12%	2.15%	2.18%	2.25%	2.25%
Ratio of net investment income
to average net assets:
Before waivers and
reimbursement of expenses(5)	0.62%	0.50%	0.58%	0.96%	(0.20)%
After waivers and
reimbursement of expenses(5)	0.63%	0.47%	0.55%	0.95%	0.42%
Portfolio turnover rate(4)	6.08%	5.07%	18.19%	9.76%	13.41%

(1)	The Fund commenced operations on April 10, 2013.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)
Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.  Excludes the effect of applicable sales charges.

(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

Dearborn Partners Rising Dividend Fund – Class I

Financial Highlights

Per share Data for a Share Outstanding Throughout Each Period

	Six Months	Year	Year	Year
	Ended	Ended	Ended	Ended	Period
	August 31,	February	February	February	Ended
	2017	28,	29,	28,	February 28,
	(Unaudited)	2017	2016	2015	2014(1)
Net Asset Value,
Beginning of Period	$13.29	$11.46	$12.40	$10.88	$10.00
Income from investment operations:
Net investment income(2)	0.11	0.19	0.19	0.22	0.13
Net realized and unrealized
gain (loss) on investments	0.47	1.78	(0.95)	1.51	0.81
Total from investment operations	0.58	1.97	(0.76)	1.73	0.94
Less distributions paid:
From net investment income	(0.14)	(0.14)	(0.18)	(0.21)	(0.06)
Total distributions paid	(0.14)	(0.14)	(0.18)	(0.21)	(0.06)
Net Asset Value, End of Period	$13.73	$13.29	$11.46	$12.40	$10.88
Total Return(3)(4)	4.39%	17.27%	(6.18)%	16.07%	9.44%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$58,575	$54,379	$31,788	$24,285	$7,813
Ratio of expenses to average net assets:
Before waivers and
reimbursements of expenses(5)	1.13%	1.12%	1.15%	1.24%	1.92%
After waivers and
reimbursement of expenses(5)	1.12%	1.15%	1.18%	1.25%	1.25%
Ratio of net investment income
to average net assets:
Before waivers and
reimbursement of expenses(5)	1.63%	1.51%	1.59%	1.87%	0.75%
After waivers and
reimbursement of expenses(5)	1.64%	1.48%	1.56%	1.86%	1.42%
Portfolio turnover rate(4)	6.08%	5.07%	18.19%	9.76%	13.41%

(1)	The Fund commenced operations on April 10, 2013.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

Dearborn Partners Rising Dividend Fund
Notes to Financial Statements
August 31, 2017 (Unaudited)

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Dearborn Partners Rising Dividend Fund (the “Fund”) represents a distinct, diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is to seek current income, rising income over time, and long-term capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held. The Fund currently offers three classes of shares, Class A, Class C and Class I. Each class of shares has identical rights and privileges except with respect to class-specific expenses and voting rights on matters affecting a single class of shares. The classes differ principally in their respective expenses.  Class A shares are subject to an initial maximum sales charge of 5.00% imposed at the time of purchase. The sales charge declines as the amount purchased increases in accordance with the Fund’s prospectus. Class A shares are subject to a contingent deferred sales charge of 1.00% for purchases made at the $500,000 breakpoint that are redeemed within twelve months of purchase. Class C shares are subject to a 1.00% contingent deferred sales charge for redemptions made within twelve months of purchase, in accordance with the Fund’s prospectus. The contingent deferred sales charge for Class C Shares is 1.00% of the lesser of the original cost or the current market value of shares being redeemed. Class I shares are no-load shares.  Class A and Class C shares are subject to a 0.25% and 1.00% distribution fee, respectively.   The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.  The Fund became effective and commenced operations on April 10, 2013.  Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Dearborn Partners, L.L.C. (the “Adviser”), the Fund’s investment adviser.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded.

Dearborn Partners Rising Dividend Fund
Notes to Financial Statements (Continued)
August 31, 2017 (Unaudited)

Portfolio securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent bid and asked prices on such day or the security shall be valued at the latest sales price on the “composite market” for the day such security is being valued.  The composite market is defined as a consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets as published by an approved pricing service (“Pricing Service”).

Debt securities, including short-term debt instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices supplied by an approved Pricing Service. Pricing Services may use various valuation methodologies such as the mean between the bid and the asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained. Quotations will be valued at the mean between the bid and the offer. Any discount or premium is accreted or amortized using the constant yield 2 method until maturity.

Money market funds, demand notes and repurchase agreements are valued at cost. If cost does not represent current market value the securities will be priced at fair value.

Redeemable securities issued by open-end, registered investment companies are valued at the NAVs of such companies for purchase and/or redemption orders placed on that day. All exchange-traded funds are valued at the last reported sale price on the exchange on which the security is principally traded.

Foreign securities will be priced in their local currencies as of the close of their primary exchange or market or as of the time the Fund calculates its NAV, whichever is earlier. Foreign securities, currencies and other assets denominated in foreign currencies are then translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by an approved pricing service or reporting agency. All assets denominated in foreign currencies will be converted into U.S. dollars using the applicable currency exchange rates as of the close of the NYSE, generally 4:00 p.m. Eastern Time.

If market quotations are not readily available, a security or other asset will be valued at its fair value as determined under fair value pricing procedures approved by the Board of Trustees. These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced. The Board of Trustees will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through the application of such procedures by the Trust’s valuation committee.

Dearborn Partners Rising Dividend Fund
Notes to Financial Statements (Continued)
August 31, 2017 (Unaudited)

FASB Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value. ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. ASC 820 also requires enhanced disclosures regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for each class of investments. These inputs are summarized in the three broad levels listed below:

Level 1—	Quoted prices in active markets for identical securities.

Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of August 31, 2017:

	Level 1	Level 2	Level 3	Total
Assets
Common Stocks(1)	$180,969,191	$ —	$ —	$180,969,191
Master Limited
Partnerships	4,598,491	—	—	4,598,491
Real Estate
Investment Trusts	18,219,661	—	—	18,219,661
Short-Term Investments	396,746	—	—	396,746
Total Investments
in Securities	$204,184,089	$ —	$ —	$204,184,089

(1)	See the Schedule of Investments for industry classifications.

The Fund did not hold any investments during the reporting period with significant unobservable inputs which would be classified as Level 3.  During the six months ended August 31, 2017, there were no transfers between levels for the Fund.  It is the Fund’s policy to record transfers between levels as of the end of the reporting period.  The Fund did not hold financial derivative instruments during the reporting period.

(b)	Federal Income Taxes

The Fund complies with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it of all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

Dearborn Partners Rising Dividend Fund
Notes to Financial Statements (Continued)
August 31, 2017 (Unaudited)

As of and during the period ended August 31, 2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended August 31, 2017, the Fund did not incur any interest or penalties.

(c) Distributions to Shareholders

The Fund will distribute any net investment income and any net realized long- or short-term capital gains at least annually, and as frequently as quarterly. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. Income and capital gains distributions may differ from GAAP, primarily due to timing differences in the recognition of income, gains and losses by the Fund. GAAP requires that certain components of net assets relating to permanent differences be reclassified between the components of net assets. These reclassifications have no effect on net assets or net asset value per share.

(d) Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(e) Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.

(f) Allocation of Income, Expenses and Gains/Losses

Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. Distribution fees are expensed at 0.25% and 1.00% of average daily net assets of the Class A and Class C shares, respectively. Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Dearborn Partners Rising Dividend Fund
Notes to Financial Statements (Continued)
August 31, 2017 (Unaudited)

(g)	Other

Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions based on the first in, first out method. Dividend income, less foreign withholding tax, is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.  Distributions received from the Fund’s investments in MLPs and REITs are comprised of ordinary income, capital gains and return of capital, as applicable. For financial statement purposes, the Fund uses estimates to characterize these distributions received as return of capital, capital gains or ordinary income. Such estimates are based on historical information available from each MLP or REIT and other industry sources. These estimates may subsequently be revised based on information received for the security after its tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund. Changes to estimates will be recorded in the period they are known. The distributions received from MLP and REIT securities that have been classified as income and capital gains are included in dividend income and net realized gain on investments, respectively, on the Statement of Operations. The distributions received that are classified as return of capital reduced the cost of investments on the Statement of Assets and Liabilities.

(3)	Federal Tax Matters

The tax character of distributions paid during the years ended February 28, 2017 and February 29, 2016:

	February 28, 2017	February 29, 2016
Ordinary Income	$1,236,142	$1,530,043

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for tax year ended February 28, 2017.

As of February 28, 2017, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$173,684,264
Gross tax unrealized appreciation	37,007,788
Gross tax unrealized depreciation	(5,631,700)
Net tax unrealized appreciation	31,376,088
Undistributed ordinary income	809,505
Undistributed long-term capital gain	—
Total distributable earnings	809,505
Other accumulated losses	(3,919,254)
Total accumulated gains	$28,266,339

Dearborn Partners Rising Dividend Fund
Notes to Financial Statements (Continued)
August 31, 2017 (Unaudited)

The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales and partnership adjustments and capital loss carryovers.

On the Statement of Assets and Liabilities, the following adjustments were made for permanent tax adjustments:

Accumulated Undistributed Net Investment Income	$216,063
Accumulated Net Realized Loss	$(216,063)
Paid-in Capital	$—

These permanent adjustments relate to partnership adjustments and dividend reclasses.

At February 28, 2017, the Fund had short-term capital losses and long-term capital losses of $1,959,017 and $1,960,237, respectively, which will be carried forward indefinitely to offset future realized capital gains.

During the year ended February 28, 2017, the Fund utilized prior year capital loss carryovers of $39,683.

(4)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Fund compensates the Adviser for its management services at the annual rate of 0.85% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses at least through June 28, 2018, at the discretion of the Adviser and the Board of Trustees, to the extent necessary to ensure that the Fund’s operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, acquired fund fees and expenses, dividends or interest expense on short positions, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation, collectively “Excluded Expenses”) do not exceed 1.40%, 2.15% and 1.15% (the “Expense Limitation Cap”) of the Fund’s average daily net assets for the Class A, Class C and Class I shares, respectively. Effective May 1, 2017, the Fund Expense Limitation Cap (excluding Rule 12b-1 fees and Excluded Expenses) was decreased to 1.10% of the Fund’s average daily net assets through at least June 28, 2018.  Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed within three years from the date such amount was waived or reimbursed, subject to the operating expense limitation agreement, if such reimbursements will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the waiver; or (2) the expense limitation in place at the time of the recoupment.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring:

	Class A	Class C	Class I
August 31, 2020	$2,709	$2,987	$2,200

Dearborn Partners Rising Dividend Fund
Notes to Financial Statements (Continued)
August 31, 2017 (Unaudited)

(5)	Distribution Plan

The Trust has adopted a plan pursuant to Rule 12b-1 (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% and 1.00% of the Fund’s average daily net assets of Class A and Class C shares, respectively for services to prospective Fund shareholders and distribution of Fund shares.  The following table details the fees earned pursuant to the 12b-1 Plan during the six months ended August 31, 2017, as well as the fees owed as of August 31, 2017.

	Fees Earned	Fees Owed as of
	During Year	August 31, 2017
Class A	$88,589	$22,151
Class C	$393,301	$118,759

(6)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator and Fund Accountant under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses; and reviews the Fund’s expense accruals.  USBFS also serves as the transfer agent to the Fund. U.S. Bank, N.A. (“U.S. Bank”), an affiliate of USBFS, serves as the Fund’s custodian.  The Trust’s Chief Compliance Officer is also an employee of USBFS.  The following table details the fees earned for each service during the six months ended August 31, 2017, as well as the fees owed as of August 31, 2017.

	Fees Earned		Fees Owed as of
	During Fiscal Year		August 31, 2017
Administration and pricing	$103,726		$32,071
Custody	10,572		3,307
Transfer agent	81,418	(1)	26,203
Chief Compliance Officer	6,072		2,079

(1)	This amount does not include sub-transfer agency fees, therefore it does not agree to the amount on the Statement of Operations.

The Fund also has a line of credit with U.S. Bank (see footnote 10).

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of USBFS and U.S. Bank.

Certain officers of the Fund are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and U.S. Bank. This same Trustee is an interested person of the Distributor.

Dearborn Partners Rising Dividend Fund
Notes to Financial Statements (Continued)
August 31, 2017 (Unaudited)

(7)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

	Six Months Ended	Year Ended
	August 31, 2017	February 28, 2017

Class A
Shares sold	366,190	1,220,617
Shares redeemed	(609,108)	(1,251,160)
Shares issued to holders in
reinvestment of distribution	39,795	39,520
Net increase (decrease)	(203,123)	8,977

Class C
Shares sold	271,912	1,391,197
Shares redeemed	(729,532)	(1,219,030)
Shares issued to holders in
reinvestment of distribution	24,766	11,925
Net increase (decrease)	(432,854)	184,092

Class I
Shares sold	545,963	1,876,598
Shares redeemed	(410,992)	(595,474)
Shares issued to holders in
reinvestment of distribution	39,045	35,743
Net increase	174,016	1,316,867

(8)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the six months ended August 31, 2017, were $12,332,387 and $17,834,698, respectively. There were no purchases or sales of U.S. government securities for the Fund.

(9)	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act.  At August 31, 2017, the following entities held over 25% of the Fund’s shares outstanding for the benefit of their customers:

Class A
Robert W. Baird & Co., Inc.	31.32%
Pershing, LLC	27.03%

Class C
Stifel Nicolaus & Co., Inc.	26.70%

Class I
Robert W. Baird & Co., Inc.	32.21%
Pershing, LLC	28.70%

Dearborn Partners Rising Dividend Fund
Notes to Financial Statements (Continued)
August 31, 2017 (Unaudited)

(10)	Line of Credit

At August 31, 2017, the Fund had a line of credit in the amount of the lesser of $20,000,000, or 33.33% of the fair value of unencumbered assets, which matures on August 10, 2018. This unsecured line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Fund’s custodian, US Bank. Interest was accrued at the prime rate of 3.75% from March 1, 2017 through March 15, 2017, 4.00% from March 16, 2017 through June 14, 2017, and 4.25% thereafter.  During the six months ended August 31, 2017, the Fund did not utilize the line of credit.

(11)	Subsequent Events

On September 29, 2017, the Fund declared and paid a distribution from ordinary income to the shareholders of record on September 28, 2017 of $256,355, $133,305 and $248,746 for Class A, C, and I shares, respectively.

Dearborn Partners Rising Dividend Fund
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited)

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met in person on August 18, 2017 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the Dearborn Partners Rising Dividend Fund (the “Fund”), a series of the Trust, and Dearborn Partners, L.L.C., the Fund’s investment adviser (the “Adviser”).  The Trustees also met at a prior meeting held on June 14, 2017 (the “June 14, 2017 Meeting”) to review materials related to the renewal of the Agreement.  Prior to these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Agreement.  The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Fund’s performance, as well as the management fees and other expenses of the Fund, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Fund by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Fund and the Adviser’s other separately-managed accounts and a summary detailing key provisions of the Adviser’s written compliance program, including its code of ethics) and other pertinent information.  The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information.  Based on their evaluation of the information provided by the Adviser, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2018.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Fund and the amount of time devoted by the Adviser’s staff to the Fund’s operations.  The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of Carol M. Lippman and Michael B. Andelman, the Fund’s portfolio managers, and other key personnel at the Adviser involved in the day-to-day activities of the Fund.  The Trustees reviewed information provided by the Adviser in a due diligence summary, including the structure of the Adviser’s compliance program and discussed the Adviser’s marketing activities and its continuing commitment to the Fund.  The Trustees noted that during the course of the prior year they had met with the Adviser in person to discuss various performance, marketing and compliance issues.  The Trustees also noted

Dearborn Partners Rising Dividend Fund
Basis for Trustees’ Approval of Investment Advisory Agreement
(Continued) (Unaudited)

any services that extended beyond portfolio management, and they considered the brokerage practices of the Adviser.  The Trustees discussed in detail the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program.  The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services to be provided to the Fund, as well as the Adviser’s compliance program, were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE FUND AND THE ADVISER

The Trustees discussed the performance of the Class I shares of the Fund for the year-to-date, one-year and three-year periods ended April 30, 2017.  In assessing the quality of the portfolio management services delivered by the Adviser, the Trustees also compared the short-term and longer-term performance of the Class I shares of the Fund on both an absolute basis and in comparison to a benchmark index (the S&P 500 Index) and in comparison to a peer group of U.S. open-end large blend funds, as constructed by data presented by Morningstar Direct (the “Morningstar Peer Group”).  The Trustees also reviewed information on the historical performance of a composite of other separately-managed accounts of the Adviser that were similar to the Fund in terms of investment strategy and managed by the same portfolio management team as the Fund.

The Trustees noted the performance of the Fund’s Class I shares for each of the year-to-date, one-year and three-year periods ended April 30, 2017 was below that of the Morningstar Peer Group median.  The Trustees further noted that for the quarter, one-year, three-year and since inception periods ended March 31, 2017, the Fund’s Class I shares had underperformed the S&P 500 Index.  The Trustees also reviewed performance information for a peer group of five funds selected by the Adviser (the “Adviser Peer Group”) for the period ended July 31, 2017.  The Trustees noted that the Fund’s performance was at the median when compared to the Adviser Peer Group funds for the three-year period ended July 31, 2017 and lagged the Adviser Peer Group for the year-to-date and one-year period ended July 31, 2017.  The Trustees also noted the performance of the Fund’s Class I shares for the since inception period ended March 31, 2017 was below the performance of a composite of other separately-managed accounts of the Adviser that were similar to the Fund in terms of investment strategy and managed by the same portfolio management team as the Fund, and that the Adviser attributed the differences primarily to security selection.

After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Fund was satisfactory under current market conditions and in light of the Fund’s limited track record.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the Adviser’s continued management.

Dearborn Partners Rising Dividend Fund
Basis for Trustees’ Approval of Investment Advisory Agreement
(Continued) (Unaudited)

3.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund.  The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selection.  The Trustees considered the cost structure of the Fund relative to its Morningstar Peer Group and the separately-managed accounts of the Adviser, as well as the fee waivers, expense reimbursements and recoupments of the Adviser.

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noting that the Adviser had provided subsidies for the Fund’s operations since its inception, and the Adviser recouped substantially all of its previously waived management fees and/or expense reimbursements from the Fund.  The Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreement and the expense subsidization undertaken by the Adviser with respect to the Fund, as well as the Fund’s brokerage commissions and use of soft dollars by the Adviser.  These considerations were based on materials requested by the Trustees and the Fund’s administrator specifically for the June 14, 2017 meeting and the August 18, 2017 meeting at which the Advisory Agreement was formally considered, as well as the reports made by the Adviser over the course of the year.

The Trustees noted that the Fund’s contractual management fee of 0.85% was above the Morningstar Peer Group average of 0.75%.  The Trustees observed that the Fund’s total expense ratio (net of fee waivers and expense reimbursements and excluding the Fund’s Rule 12b-1 fee) of 1.10% for Class I shares was slightly above the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 1.05%.  The Trustees also reviewed the Adviser Peer Group comparisons noting that the Fund’s advisory fee was above the Adviser Peer Group average of 0.70%, and the Fund’s total expense ratio of 1.10% was above the Adviser Peer Group average (which excludes Rule 12b-1 fees) of 0.85%.  The Trustees then compared the fees paid by the Fund to the fees paid by separately-managed accounts of the Adviser that are managed by the same portfolio management team as the Fund.

The Trustees concluded that the Fund’s expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information.  The Trustees noted, based on a profitability analysis prepared by the Adviser, that the Adviser’s profit from sponsoring the Fund had not been, and currently was not, excessive and the Trustees further concluded that the Adviser maintained adequate profit levels to support the services to the Fund from the revenues of its overall investment advisory business, despite its subsidies to support the Fund’s operations.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

The Trustees compared the Fund’s expenses relative to its peer group and discussed realized and potential economies of scale.  The Trustees also reviewed the structure of the Fund’s management fee and whether the Fund was large enough to generate

Dearborn Partners Rising Dividend Fund
Basis for Trustees’ Approval of Investment Advisory Agreement
(Continued) (Unaudited)

economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders).  The Trustees reviewed all fee waivers, expense reimbursements and recoupments by the Adviser with respect to the Fund.  The Trustees noted that the Fund’s management fee structure did not contain any breakpoint reductions as the Fund’s assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.  With respect to the Adviser’s fee structure and any applicable expense waivers, the Trustees concluded that the current fee structure was reasonable and reflected a sharing of economies of scale between the Adviser and the Fund at the Fund’s current asset levels.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Fund.  The Trustees examined the brokerage and commissions of the Adviser with respect to the Fund.  The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition and increased ability to obtain research or brokerage services, appear to be reasonable, and in many cases may benefit the Fund.

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the renewal of the Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Advisory Agreement for an additional term ending August 31, 2018 as being in the best interests of the Fund and its shareholders.

Dearborn Partners Rising Dividend Fund
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;

•	information you give us orally; and

•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Dearborn Partners Rising Dividend Fund
Additional Information
(Unaudited)

Tax Information

For the fiscal year ended February 28, 2017, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended February 28, 2017 was  100%.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling (888) 983-3380.

Independent Trustees
Other
			Number of		Directorships
		Term of	Portfolios	Principal	Held by
Name,	Position(s)	Office and	in Trust	Occupation(s)	Trustee
Address and	Held with	Length of	Overseen	During the Past	During the
Year of Birth	the Trust	Time Served	by Trustee	Five Years	Past Five Years

Michael D.	Trustee	Indefinite	31	Professor,	Independent
Akers, Ph.D.		Term; Since		Department of	Trustee, USA
615 E. Michigan St.		August 22,		Accounting,	MUTUALS
Milwaukee, WI 53202		2001		Marquette	(an open-end
Year of Birth: 1955				University	investment
				(2004-present);	company with
				Chair,	one portfolio).
Department of
Accounting,
Marquette
University
(2004-2017).

Dearborn Partners Rising Dividend Fund
Additional Information (Continued)
(Unaudited)

Other
			Number of		Directorships
		Term of	Portfolios	Principal	Held by
Name,	Position(s)	Office and	in Trust	Occupation(s)	Trustee
Address and	Held with	Length of	Overseen	During the Past	During the
Year of Birth	the Trust	Time Served	by Trustee	Five Years	Past Five Years

Gary A. Drska	Trustee	Indefinite	31	Pilot, Frontier/	Independent
615 E. Michigan St.		Term; Since		Midwest Airlines,	Trustee, USA
Milwaukee, WI 53202		August 22,		Inc. (airline	MUTUALS
Year of Birth: 1956		2001		company)	(an open-end
				(1986-present).	investment
company with
one portfolio).

Jonas B. Siegel	Trustee	Indefinite	31	Retired	Independent
615 E. Michigan St.		Term; Since		(2011-present);	Trustee, Gottex
Milwaukee, WI 53202		October 23,		Managing	Trust (an open-
Year of Birth: 1943		2009		Director, Chief	end investment
				Administrative	company with
				Officer (“CAO”)	one portfolio)
				and Chief	(2010-2016);
				Compliance	Independent
				Officer (“CCO”),	Manager,
				Granite Capital	Ramius IDF
				International	fund complex
				Group, L.P. (an	(two closed-end
				investment	investment
				management	companies)
				firm) (1994-	(2010-2015);
				2011).	Independent
Trustee, Gottex
Multi-Asset
Endowment
fund complex
(three closed-
end investment
companies)
(2010-2015);
Independent
Trustee, Gottex
Multi-
Alternatives
fund complex
(three closed-
end investment
companies)
(2010-2015).

Dearborn Partners Rising Dividend Fund
Additional Information (Continued)
(Unaudited)

Interested Trustee and Officers

Other
			Number of		Directorships
		Term of	Portfolios	Principal	Held by
Name,	Position(s)	Office and	in Trust	Occupation(s)	Trustee
Address and	Held with	Length of	Overseen	During the Past	During the
Year of Birth	the Trust	Time Served	by Trustee	Five Years	Past Five Years

Joseph C. Neuberger*	Chairperson	Indefinite	31	President (2017-	Trustee, Buffalo
615 E. Michigan St.	and	Term; Since		present); Chief	Funds (an open-
Milwaukee, WI 53202	Trustee	August 22,		Operating Officer	end investment
Year of Birth: 1962		2001		(2016-present);	company with
				Executive Vice	ten portfolios);
				President, U.S.	Trustee, USA
				Bancorp Fund	MUTUALS
				Services, LLC	(an open-end
				(1994-2017).	investment
company with
one portfolio).

John P. Buckel	President	Indefinite	N/A	Vice President,	N/A
615 E. Michigan St.	and	Term; Since		U.S. Bancorp
Milwaukee, WI 53202	Principal	January 24,		Fund Services,
Year of Birth: 1957	Executive	2013		LLC (2004-
	Officer			present).

Jennifer A. Lima	Vice	Indefinite	N/A	Vice President,	N/A
615 E. Michigan St.	President,	Term; Since		U.S. Bancorp
Milwaukee, WI 53202	Treasurer	January 24,		Fund Services,
Year of Birth: 1974	and	2013		LLC (2002-
	Principal			present).
Financial and
Accounting
Officer

*
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is a board member and an interested person of Quasar Distributors, LLC (the “Distributor”), the Fund’s principal underwriter.

Dearborn Partners Rising Dividend Fund
Additional Information (Continued)
(Unaudited)

Other
			Number of		Directorships
		Term of	Portfolios	Principal	Held by
Name,	Position(s)	Office and	in Trust	Occupation(s)	Trustee
Address and	Held with	Length of	Overseen	During the Past	During the
Year of Birth	the Trust	Time Served	by Trustee	Five Years	Past Five Years

Elizabeth B. Scalf	Chief	Indefinite	N/A	Vice President,	N/A
615 E. Michigan St.	Compliance	Term;		U.S. Bancorp
Milwaukee, WI 53202	Officer,	Effective		Fund Services,
Year of Birth: 1985	Vice	July 1,		LLC (February
	President	2017		2017-present);
	and Anti-			Vice President
	Money			and Assistant
	Laundering			CCO, Heartland
	Officer			Advisors, Inc.
(December 2016-
January 2017);
Vice President
and CCO,
Heartland Group,
Inc. (May 2016-
November 2016);
Vice President,
CCO and Senior
Legal Counsel
(May 2016-
November 2016),
Assistant CCO
and Senior Legal
Counsel (January
2016-April 2016),
Senior Legal and
Compliance
Counsel (2013-
2015), Legal and
Compliance
Counsel (2011-
2013), Heartland
Advisors, Inc.

Adam W. Smith	Secretary	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.		Term; Since		President, U.S.
Milwaukee, WI 53202		May 29,		Bancorp Fund
Year of Birth: 1981		2015		Services, LLC
(2012-present).

Dearborn Partners Rising Dividend Fund
Additional Information (Continued)
(Unaudited)

Other
			Number of		Directorships
		Term of	Portfolios	Principal	Held by
Name,	Position(s)	Office and	in Trust	Occupation(s)	Trustee
Address and	Held with	Length of	Overseen	During the Past	During the
Year of Birth	the Trust	Time Served	by Trustee	Five Years	Past Five Years

Cullen O. Small	Assistant	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.	Treasurer	Term; Since		President, U.S.
Milwaukee, WI 53202		January 22,		Bancorp Fund
Year of Birth: 1987		2015		Services, LLC
(2010-present).

Kelly A. Burns	Assistant	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.	Treasurer	Term; Since		President, U.S.
Milwaukee, WI 53202		April 23,		Bancorp Fund
Year of Birth: 1987		2015		Services, LLC
(2011-present).

Melissa Aguinaga	Assistant	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.	Treasurer	Term; Since		President, U.S.
Milwaukee, WI 53202		July 1,		Bancorp Fund
Year of Birth: 1987		2015		Services, LLC
(2010-present).

Material Event and Results of the Shareholder Meeting (Unaudited)

On July 24, 2017, the Adviser announced that current Class A partners Carol M. Lippman, CFA, Michael B. Andelman and Richard R. Seitz have agreed to acquire the majority ownership of Class A shares from Dearborn Partners L.L.C.’s founding partners, effective as of January 1, 2018 (the “Transaction”).  Under the 1940 Act, the Adviser’s ownership change will result in a technical “assignment” of the existing investment advisory agreement between the Adviser and the Trust, on behalf of the Fund, and, consequently, the automatic termination of the existing investment advisory agreement. In anticipation of the Transaction, at an in-person meeting of the Board of Trustees of the Trust (the “Board”) held on June 14, 2017, the Board approved a new investment advisory agreement between the Adviser and the Trust, on behalf of the Fund, on terms substantially identical to the existing investment advisory agreement with the Adviser. Detailed information about the proposed new investment advisory agreement and the Adviser’s ownership change in connection with the solicitation of their approval of the new investment advisory agreement was mailed to Fund shareholders on or about July 28, 2017.

A special meeting of the shareholders of the Fund was held on October 13, 2017 (the “special meeting”). The sole proposal at the special meeting was to approve an Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Fund (the “proposal”). As of the July 17, 2017 record date for the special meeting, there were 15,139,067 shares of the Fund outstanding and entitled to vote at the special meeting. The quorum required to conduct business at the special meeting was one-third of the outstanding shares of the Fund as of the July 17, 2017 record date. The shares present at

Dearborn Partners Rising Dividend Fund
Additional Information (Continued)
(Unaudited)

the October 13, 2017  special meeting for purposes of determining whether a quorum existed were 7,614,415 present by proxy, representing 50.30% of the total outstanding shares of the Fund. Of the 7,614,415 shares present at the special meeting by proxy, 6,530,681 shares or 85.77% voted in favor (representing 43.14% of total outstanding shares), 77,615 shares or 1.02% voted against (representing 0.51% of total outstanding shares), and 1,006,120 shares or 13.21% abstained from voting (representing 6.65% of total outstanding shares). The vote required for approval of the proposal was the affirmative vote of a “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (i) 67% of the shares present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy; or (ii) more than 50% of the outstanding shares of the Fund. As such, the proposal was determined to have passed.

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION (Unaudited)

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at (888) 983-3380. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling, toll free, (888) 983-3380, or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at (888) 983-3380 to request individual copies of these documents. Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

Dearborn Partners Rising Dividend Fund

Investment Adviser	Dearborn Partners, L.L.C.
200 West Madison Street
Suite 1950
Chicago, Illinois 60606

Legal Counsel	Godfrey & Kahn, S.C.
833 East Michigan Street
Suite 1800
Milwaukee, Wisconsin 53202

Independent Registered Public	Cohen & Company, Ltd.
Accounting Firm	1350 Euclid Avenue
Suite 800
Cleveland, Ohio 44115

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
777 East Wisconsin Avenue
6th Floor
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

DP-SEMI

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filed May 5, 2014.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     Trust for Professional Managers

By (Signature and Title)*    /s/ John Buckel
John Buckel, President

Date    10/30/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ John Buckel
John Buckel, President

Date    10/30/2017

By (Signature and Title)*    /s/ Jennifer Lima
Jennifer Lima, Treasurer

Date    10/30/2017

* Print the name and title of each signing officer under his or her signature.